INVESCO INTERNATIONAL GROWTH FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER :       811-6463
SERIES NO.:         1

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $21,976
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $   189
           Class C                            $   568
           Class R                            $   725
           Class Y                            $18,141
           Class R5                           $17,685
           Class R6                           $ 3,043

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.2879
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $0.1119
           Class C                            $0.1119
           Class R                            $0.2279
           Class Y                            $0.3445
           Class R5                           $0.3713
           Class R6                           $0.3868

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             79,963
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                              1,266
           Class C                              5,023
           Class R                              3,182
           Class Y                             65,493
           Class R5                            56,120
           Class R6                             8,862

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 33.30
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $ 30.69
           Class C                            $ 30.72
           Class R                            $ 32.91
           Class Y                            $ 33.42
           Class R5                           $ 33.84
           Class R6                           $ 33.84

INVESCO GLOBAL SMALL & MID CAP GROWTH FUND                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER :       811-6463
SERIES NO.:         3

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $ 4,228
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $    58
           Class C                            $    77
           Class Y                            $    79
           Class R5                           $   262

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.1591
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $0.0536
           Class C                            $0.0536
           Class Y                            $0.1975
           Class R5                           $0.2329

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             24,904
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                803
           Class C                              1,485
           Class Y                                476
           Class R5                             1,023

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 22.11
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $ 19.18
           Class C                            $ 19.19
           Class Y                            $ 22.18
           Class R5                           $ 22.08

INVESCO GLOBAL GROWTH FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER :       811-6463
SERIES NO.:         5

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $ 2,395
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class Y                            $    26
           Class R6                           $     0

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.2126
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class R5                           $0.2952
           Class R6                           $0.3046

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             10,900
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                286
           Class C                                903
           Class Y                                105
           Class R5                                28
           Class R6                                 1

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 29.84
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $ 27.87
           Class C                            $ 27.87
           Class Y                            $ 29.94
           Class R5                           $ 29.82
           Class R6                           $ 29.80

INVESCO ASIA PACIFIC GROWTH FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER :       811-6463
SERIES NO.:         9

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $ 3,013
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class Y                           $   540

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.2020
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class Y                           $0.2699

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                            16,606
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                               716
           Class C                             3,102
           Class Y                             3,606

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $ 33.45
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                           $ 31.29
           Class C                           $ 31.11
           Class Y                           $ 33.57

INVESCO EUROPEAN GROWTH FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER :       811-6463
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                $ 6,852
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                $   184
           Class C                                $   488
           Class R                                $   209
           Class Y                                $ 5,375
           Investor Class                         $ 2,896

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                $0.6003
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                $0.3959
           Class C                                $0.3959
           Class R                                $0.5317
           Class Y                                $0.6657
           Investor Class                         $0.6159

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                 12,620
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                    336
           Class C                                  1,518
           Class R                                    414
           Class Y                                 15,890
           Investor Class                           5,058

74V.   1   Net asset value per share (to nearest cent)
           Class A                                $ 39.17
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                $ 36.71
           Class C                                $ 36.74
           Class R                                $ 39.02
           Class Y                                $ 39.28
           Investor Class                         $ 39.08

INVESCO INTERNATIONAL CORE EQUITY FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER :       811-6463
SERIES NO.:         11

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                $   710
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                $    30
           Class C                                $   119
           Class R                                $    32
           Class Y                                $    29
           Investor Class                         $   255
           Class R5                               $   198
           Class R6                               $ 5,230

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                $0.1835
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                $0.0997
           Class C                                $0.0997
           Class R                                $0.1555
           Class Y                                $0.2099
           Investor Class                         $0.1835
           Class R5                               $0.2555
           Class R6                               $0.2559

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                  3,728
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                    217
           Class C                                  1,116
           Class R                                    176
           Class Y                                    110
           Investor Class                           1,266
           Class R5                                   263
           Class R6                                 5,012

74V.   1   Net asset value per share (to nearest cent)
           Class A                                $ 11.45
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                $ 11.47
           Class C                                $ 11.16
           Class R                                $ 11.47
           Class Y                                $ 11.65
           Investor Class                         $ 11.63
           Class R5                               $ 11.45
           Class R6                               $ 11.45

INVESCO GLOBAL OPPORTUNITIES FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER :       811-6463
SERIES NO.:         12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $    11
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class C                            $     0
           Class R                            $     0
           Class Y                            $    11
           Class R5                           $     0
           Class R6                           $     0

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.0709
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class C                            $0.0684
           Class R                            $0.0699
           Class Y                            $0.0724
           Class R5                           $0.0724
           Class R6                           $0.0724

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                732
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                 88
           Class R                                  3
           Class Y                                362
           Class R5                                 1
           Class R6                                 1

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 14.90
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                            $ 14.76
           Class R                            $ 14.85
           Class Y                            $ 14.94
           Class R5                           $ 14.94
           Class R6                           $ 14.94

INVESCO SELECT OPPORTUNITIES FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER :       811-6463
SERIES NO.:         13

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $    10
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class C                            $     0
           Class R                            $     0
           Class Y                            $     8
           Class R5                           $     0
           Class R6                           $     0

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.0772
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class C                            $0.0728
           Class R                            $0.0757
           Class Y                            $0.0785
           Class R5                           $0.0785
           Class R6                           $0.0785

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                366
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                 39
           Class R                                  5
           Class Y                                263
           Class R5                                 3
           Class R6                                 1

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 13.70
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                            $ 13.59
           Class R                            $ 13.66
           Class Y                            $ 13.74
           Class R5                           $ 13.74
           Class R6                           $ 13.73